Business Combinations	12 Months Ended
Dec. 31, 2021
Business Combination [Abstract]
BUSINESS COMBINATIONS

6. BUSINESS COMBINATIONS

Effective June 23, 2021, the Company acquired substantially all the assets of Cryocann for $3,500,000 million in cash and 10,000,000 shares of Company common stock, of which $1,000,000 in cash and 10,000,000 shares of Company common stock were paid at closing and a promissory note was issued for $1,252,316 payable by Company to Cryocann on October 15, 2021, which represents the remaining Purchase Price of $2,500,000 minus the amount owed by Cryocann under a Loan Agreement dated April 23, 2021 by and between Cryocann and the Company.

The Company concluded that the Cryocann Acquisition qualified as a business combination under ASC 805. The Company’s allocation of the purchase price was calculated as follows:

Cash	$2,247,684
Common stock	1,804,500
Promissory Note	1,220,079
Total purchase price	$5,272,263

Description	Fair Value	Weighted average useful life (in years)
Assets acquired:
Intangible assets:
In process research and development	3,209,000	Indefinite
Patent	873,263	10
Goodwill	1,190,000
Total assets acquired	$5,272,263

The following table below represents the revenue, net loss and loss per share effect of the acquired company, as reported in our pro forma basis as if the acquisition occurred on January 1, 2020. These pro forma results are not necessarily indicative of the results that actually would have occurred if the acquisition had occurred on the first day of the periods presented, nor does the pro forma financial information purport to represent the results of operations for future periods.

	For the Years Ended December 31,
	2021	2020
Net Sales	$7,641,737	$781,455
Net loss	$(12,417,483)	$(12,134,840)
Net loss per common share	$(0.08)	$(0.12)